                         NOTICE OF GUARANTEED DELIVERY
                             TO TENDER FOR EXCHANGE

                          9 1/8% SENIOR NOTES DUE 2011

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                     MERISTAR HOSPITALITY FINANCE CORP. III

     As set forth in the Prospectus dated   --  , 2002 (the "Prospectus"), of
MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Company"), and MeriStar Hospitality Finance Corp. III, a Delaware corporation (together with the Company, the "Issuers") and the accompanying Letter of Transmittal and the instructions thereto, registered holders of outstanding 9 1/8% Senior Notes due 2011 of the Company and Meristar Hospitality Finance Corp., a Delaware Corporation (the "2001 Notes"), and registered holders of outstanding 9 1/8% Senior Notes of the Issuers (the "2002 Notes") and, together with the 2001 Notes, (the "Initial Notes") who wish to tender their Initial Notes for a like principal amount of 9 1/8% Senior Notes due 2011, of the Issuers (the "Exchange Notes") and whose Initial Notes are not immediately available or who are unable to deliver their certificates (or obtain confirmation of the procedure for book-entry transfer on a timely basis) and all other required documents to reach U.S. Bank Trust National Association (the
"Exchange Agent") prior to 5:00 p.m., New York City time, on   --  (the
"Expiration Date") may use this form or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

       Delivery to: U.S. Bank Trust National Association, Exchange Agent

  By Registered or Certified             By Facsimile:           By Overnight Courier or Hand:
              Mail:
   U.S. Bank Trust National       (for Eligible Institutions       U.S. Bank Trust National
          Association                        only)                        Association
     180 East Fifth Street              (651) 244-1537               180 East Fifth Street
      St. Paul, MN 55101             Confirm by Telephone:            St. Paul, MN 55101
   Attn: Specialized Finance            (651) 244-8161             Attn: Specialized Finance

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL TO BE USED TO TENDER INITIAL NOTES IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Initial Notes -- Guaranteed Delivery Procedure" section of the Prospectus, receipt of which is hereby acknowledged.

   Principal Amount of 2001 Notes Tendered (must be in integral multiples of $1,000):

   $
   ----------------------------------------------------
   Certificate Nos. (if available):



   ------------------------------------------------------



   ------------------------------------------------------
   Total Principal Amount Represented by 2001 Notes Certificates(s):

   $
   ---------------------------------------------------

   Principal Amount of 2002 Notes Tendered (must be in integral multiples of $1,000):

   $
   ----------------------------------------------------
   Certificate Nos. (if available):



   ------------------------------------------------------



   ------------------------------------------------------

   Total Principal amount Represented by 2002 Notes Certificate(s):

   $
   ----------------------------------------------------



   Name of Record Holder:

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   If 2001 Notes will be delivered by book-entry transfer to The Depository Trust Company:

   Name of Tendering Institution:
   --------------------

   Account Number:
   ----------------------------------

   Name of Record Holder:

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   If 2002 Notes will be delivered by book-entry transfer to The Depository Trust Company:

   Name of Tendering Institution:
   --------------------

   Account Number:
   ----------------------------------

     ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

x    -----------------------------------------------------------    ------------------------------

     -----------------------------------------------------------    ------------------------------
x         SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                       DATE

   Area Code and Telephone Number:
   ------------------------------------------

        This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Notice of Guaranteed Delivery. If Initial Notes to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice or Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act.



   Name(s):
   --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   --------------------------------------------------------------------------


                 (PLEASE TYPE OR PRINT)

   Capacity:
   --------------------------------------------------------------------------



   Address:
   --------------------------------------------------------------------------



   --------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                                   GUARANTEE

        The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or, or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantee and any other documents required by the Letter of Transmittal, to the Exchange Agent at one of the addresses set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

        THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND INITIAL NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH HEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.



   Name of Firm:
   --------------------------------------------------------------------------
   Address:
   --------------------------------------------------------------------------



   --------------------------------------------------------------------------


                  (INCLUDING ZIP CODE)

   Area Code and Telephone Number:
   ---------------------------------------------------------------------------



   Authorized Signature:
   --------------------------------------------------------------------------



   Name:
   --------------------------------------------------------------------------


                 (PLEASE TYPE OR PRINT)

   Title:
   --------------------------------------------------------------------------



   Dated:
   --------------------------------------------------------------------------

   NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM.
         CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.